ConnectOne Bancorp, Inc.

Raymond James

November 16, 2015

New York, NY

Forward-Looking Statements

This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believes," "can," "could," "may," "predicts," "potential," "should," "will," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "intends" and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under "Risk Factors" in our Annual Report on Form 10-k, Item 1A. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of our future acquisitions or business combinations and our ability to integrate the acquired business into our business model; (7) projected population and income growth in our targeted market areas; and (8) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

ConnectOne Bancorp, Inc. Overview (NASDAQ: CNOB)

- Holding company for ConnectOne Bank
- Approximately $3.8 billion in total assets, $3.0 billion in total loans and $2.7 billion in total deposits
- 22 locations across Manhattan, Bergen, Essex, Hudson, Mercer, Monmouth, Morris and Union counties
- One of the largest New Jersey-based banking institutions with increased scale, technology and lending capabilities serving middle market commercial businesses
- Market capitalization: ~$550 million
- Current quarterly dividend $0.075 per common share; approximately 1.6% yield


New York City

- Strategically placed offices throughout the NJ/NY metro area
- Tactical expansion strategy
- Retail locations serve as "business hubs"

Expansion to New York City

- Densely populated, high-growth market
- $1.5 trillion of the nation's $16 trillion GDP
- Represents a natural extension of our existing client base
- Market is largely dominated by the largest institutions in the country, leaving tremendous opportunity for banks catering to middle market business
- Already realizing gains in the market since opening date

Performance Trends

Core Diluted EPS*



21% Increase from prior year quarter
$0.27
$0.29
$0.32
$0.33
$0.34
$0.35
Q2 2014
Pre-Merger
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015

*Excludes non-operating items. See appendix for a reconciliation of GAAP and non-GAAP measures.

Performance Trends (cont.)

Tangible Book Value per Share


Consistently building shareholder value
$9.15
$9.40
$9.57
$9.86
$10.02
$10.26
Q2 2014
Pre-Merger
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015

See appendix for a reconciliation of GAAP and non-GAAP measures.

Performance Trends (cont.)

Net Interest Margin*


3.50%
3.45%
3.40%
3.35%
3.30%
3.25%
3.20%
3.29%
3.29%
3.43%
3.46%
3.42%
3.35%
Q2 2014
Pre-Merger
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Peer Median 1)

*Excludes purchase accounting. See appendix for a reconciliation of GAAP and non-GAAP measures.

1) Peer group includes banks and thrifts between $1.0B and $7.5B in assets located in Northeast and Mid-Atlantic regions. Median reflects the most recent 6 quarters of reported results. Data sourced from SNL Financial.

Performance Trends (cont.)

Operating Efficiency Ratio*



Includes investments in technology and infrastructure to support our growth
95.0%
85.0%
75.0%
65.0%
55.0%
45.0%
35.0%
25.0%
44.8%
45.0%
38.4%
42.0%
42.0%
41.9%
Q2 2014
Pre-Merger
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Peer Median 1)

*Excludes non-operating items. See appendix for a reconciliation of GAAP and non-GAAP measures.

1) Peer group includes banks and thrifts between $1.0B and $7.5B in assets located in Northeast and Mid-Atlantic regions. Median reflects the most recent 6 quarters of reported results. Data sourced from SNL Financial.

ConnectOne Bancorp

Performance Trends (cont.)


Core Return on Average Tangible Assets*
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.10%
1.07%
1.20%
1.22%
1.20%
1.17%
Q2 2014
Pre-Merger
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Peer Median 1)

*Excludes non-operating items. See appendix for a reconciliation of GAAP and non-GAAP measures.

1) Peer group includes banks and thrifts between $1.0B and $7.5B in assets located in Northeast and Mid-Atlantic regions. Median reflects the most recent 6 quarters of reported results. Data sourced from SNL Financial.

ConnectOne Bancorp

Performance Trends (cont.)

Core Return on Average Tangible Common Equity*



16.00%
12.00%
8.00%
4.00%
0.00%
12.04%
12.15%
13.47%
13.75%
13.47%
13.50%
Q2 2014
Pre-Merger
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Peer Median 1)

*Excludes non-operating items. See appendix for a reconciliation of GAAP and non-GAAP measures.

1) Peer group includes banks and thrifts between $1.0B and $7.5B in assets located in Northeast and Mid-Atlantic regions. Median reflects the most recent 6 quarters of reported results. Data sourced from SNL Financial.

Capital Strength

At September 30, 2015


14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
9.26%
10.22%
5.00%
9.33%
10.83%
6.50%
9.82%
10.83%
8.00%
11.94%
11.47%
10.00%
Leverage Ratio
CET 1 Ratio
Tier 1 Ratio
Risk Based Capital Ratio
Bancorp
Bank
Well Capitalized

Interest Rate Risk

- We manage our interest rate risk to a slightly asset sensitive position
  - Our model reflects positive net interest income accretion under higher interest rate shocks
  - Minimal impact to current earnings momentum under stable interest rates
- Balance sheet structure decreases uncertainty and minimizes interest rate risk
  - Very low residential mortgage exposure, reduces extension risk
  - Focus on non-interest bearing demand deposits
  - Laddered wholesale funding strategy
- Proactive management of rate risk
  - Extinguishments of high-cost puttable borrowings
  - Hedging strategies to lengthen liabilities and to offset potential securities portfolio mark

Total Deposits Trends


$1,275
$2,469
$2,476
$2,496
$2,569
$2,667
$ MM
Q2 2014
Pre-Merger
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015

Noninterest-bearing Deposit Trends


23% increase over past 6 months
$238
$471
$493
$480
$553
$587
$ MM
Q2 2014
Pre-Merger
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015

Total Deposit Composition

As of 9/30/15- $2.7 Billion



Brokered
11%
Noninterest
Demand
22%
Listing
5%
Time
15%
Reciprocal
11%
Interest
Transaction
36%

ConnectOne Bancorp

Total Loan Portfolio Trends



Record quarterly loan growth of $188mm
$2,953
$2,765
$2,641
$2,539
$2,427
$1,006
$ MM
Q2 2014
Pre-Merger
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015

ConnectOne Bancorp

Loan Composition

As of 9/30/15- $3.0 Billion



Residential and Consumer 8%
C&I 19%
Construction 10%
CRE-Owner Occupied 9%
CRE-Multifamily 28%
CRE-Non-Owner Occupied 26%

Loan Origination Trends Pre and Post Merger



Pre-merger
Post-merger
$230
$180
$130
$80
$30
$ MM$(20)
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Legacy Union Center
ConnectOne

Loan Origination Trends Pre and Post Merger (cont.)


Per Quarter Loan Growth
27.0% increase
$98.3MM
$124.8MM
Average pre-merger
Average post-merger
Legacy Union Center
ConnectOne

*Averages compiled from slide 18

ConnectOne Bancorp

2015 Loan Origination Metrics



$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$ MM $-
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
3.74%
3.73%
3.97%
$164
$62
$102
$190
$66
$124
$307
$119
$188
Q1 2015
Q2 2015
Q3 2015
Gross Loan Originations
Loan Paydowns
Net Growth
Average Origination Rate

ConnectOne Bancorp

Commitment to Solid Credit Quality

- Comprehensive underwriting standards and processes
  - Disciplined LTV and DSC standards
  - Loan origination process supported by specialized teams of credit analysts
- We stick to what we do best
  - High quality direct commercial lending
  - No reliance on participations or wholesale loan purchases
  - Stay away from riskier lending, e.g., indirect auto, 2nd lien positions, leasing, SBA lending or anything "sub-prime"
- Lending resides strictly within geographic footprint
  - NYC Metro region economically strong and diverse
- Multi-faceted stress testing
  - Every loan tested during underwriting process
  - Quarterly modeling performed in conjunction with ALCO and ERM processes
  - Annual third-party testing conducted on more than 2/3rd's of the portfolio
- Continued focus on loan monitoring and collection by a team of portfolio managers and loan workout specialists

Commitment to Solid Credit Quality (cont.)

Non-Performing Assets & Charge-Offs


1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.26%
0.04%
0.22%
0.03%
0.37%
0.07%
0.44%
0.01%
0.37%
- %
0.42%
0.02%
Q2 2014
Pre-Merger
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
NPA Ratio
Net C/O Ratio
Peer Median 1)

1) Peer group includes banks and thrifts between $1.0B and $7.5B in assets located in Northeast and Mid-Atlantic regions. Median reflects the most recent 6 quarters of reported results. Data sourced from SNL Financial.

Multi-Family Portfolio

- Total portfolio $826 million; Approximately 90% located in Northern New Jersey
- Portfolio avg. loan size $1.8mm; approximate duration 3.5 years; yield 3.75%.
- Targeted concentration: 25% to 35% of the total loan portfolio.
- We focus on relationship lending to seasoned operators with strong track records and on properties located in rent-controlled districts. Shy away from "one-off" transactions.
- Underwriting criteria includes maximum 75% LTV and a 1.25x DSCR based on our stringent estimates of operating performance.

C&I Lending

As of 9/30/15- $567 Million


C&I 15.7%
Taxi 3.5%

ConnectOne Bancorp

C&I Lending

- Objective is to increase non-CRE lending and increase relationship deposits.
- C&I teams are targeting both small and middle-market businesses, including manufacturing, service-related and distributers.
- Business sizes range from $2 million to $100 million in average annual revenues. Credit extended approximately ranges from $1 million to $20 million.
- Provide various solutions including, but not limited to, working capital, equipment finance, and asset-based lending.
- A leading provider of banking services to Independent Schools in New Jersey.
- Focused effort on growing NYC market share which is now supported by our NYC office located at 55th and Madison.

Taxi Medallion Portfolio

- Total exposure of $103 million is exclusively first lien direct obligations of medallion owners, representing just 3.5% of total loans and 28.2% of Bank's tier 1 capital.
- Only NYC-Manhattan medallions; no exposure to non-NYC medallions.
- All loans carry personal guarantees.
- NYC taxicab business, although stressed, largely remains profitable.
- Recent transactions reflect an illiquid trading market for medallions. Based on internal valuation estimates of $814,000 per corporate medallion and $701,000 for a single medallion the average LTV of our portfolio is approximately 92.7%.
- Re-categorized $75mm as TDRs
  - Modified loans during second quarter by changing amortization to interest-only. No maturity extensions and rates were increased.
  - Loans continue to remain current and positions us to work with borrowers as loans mature over the next 3 years
- Future reserves specific to this portfolio to be based on a combination of medallion values (based on actual sales and cash flow assumptions), payment performance of borrowers, and industry trends.

Three Ways To Win

1. **Organic Growth**
   - Loan growth rates well in excess of market averages
   - Increasing percentage of DDA to total deposits
   - Efficient operating structure, with potential to further leverage
   - Untapped sources of revenue

2. **Expansion through Opportunistic Acquisition**
   - Skilled acquiror
   - Attractive currency relative to smaller in-market participants

3. **Franchise Value**
   - Valuable geographic footprint
   - Loyal and profitable client base
   - Potentially attractive to both in-market and out-of-market institutions
   - Management team and Board committed to shareholder value

A Compelling Investment Opportunity

- ✓ Proven growth-oriented investment
- ✓ Highly attractive franchise with enhanced size, scale and geographic footprint in key NJ/NY metro market
- ✓ Robust organic loan generator with history of strong credit quality
- ✓ Skilled acquiror - Poised to benefit from opportunistic transactions
- ✓ Engaged and experienced management team and board
- ✓ Shares trading at approximately 11.6x consensus 2016 EPS

ConnectOne Bancorp, Inc.

ConnectOne Bancorp, Inc.

APPENDIX

Reconciliation of GAAP and non-GAAP measures

	Three Months Ended				
(dollars in thousands, except share data)	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014
Earnings, EPS and Operating Data					
Net income (GAAP)	$ 10,842	$ 10,521	$ 10,379	$ 8,023	$ 1,766
Less: preferred dividends	28	28	28	28	28
Net income available to common stockholders (GAAP)	10,814	10,493	10,351	7,995	1,738
Net gains on sales of securities	(2,067)	(221)	(506)	(718)	(111)
Partial settlements of pension obligation	168	243	559	-	-
Insurance recovery	-	(2,223)	-	-	-
Merger-related expenses	-	-	-	1,816	8,784
Loss on debt extinguishment	-	2,397	-	-	4,550
Amortization of intangible assets	217	241	241	245	248
Provision related to maturity and extension of acquired portfolio loans	590	502	757	787	336
Provision related to taxi cab medallions	2,000	-	-	-	-
Charge due to wire fraud	-	-	-	2,374	-
Accretion of purchase accounting fair value marks	(1,340)	(1,513)	(1,802)	(2,491)	(2,892)
Non-core items	(432)	(574)	(751)	2,013	10,915
Income tax (expense) benefit	(176)	(234)	(307)	294	4,044
Non-core items, after taxes	(256)	(340)	(444)	1,719	6,871
Core earnings available to common stockholders (non-GAAP)	$ 10,558	$ 10,153	$ 9,907	$ 9,714	$ 8,609
Weighted average diluted shares outstanding	30,335,571	30,231,480	30,149,469	30,149,244	30,115,520
Diluted EPS (GAAP)	$ 0.36	$ 0.35	$ 0.34	$ 0.27	$ 0.06
Core Diluted EPS (Non-GAAP) (1)	$ 0.35	$ 0.34	$ 0.33	$ 0.32	$ 0.29

Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

	Three Months Ended				
(dollars in thousands, except share data)	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014
Return on Assets Measures					
Core earnings available to common stockholders (non-GAAP)	$ 10,558	$ 10,153	$ 9,907	$ 9,714	$ 8,609
Add: preferred dividends	28	28	28	28	28
Core net income (non-GAAP)	$ 10,586	$ 10,181	$ 9,935	$ 9,742	$ 8,637
Average assets	$ 3,729,503	$ 3,551,597	$ 3,466,820	$ 3,369,402	$ 3,350,599
Less: average intangible assets	(150,178)	(150,407)	(150,650)	(150,934)	(151,142)
Average tangible assets	$ 3,579,325	$ 3,401,190	$ 3,316,170	$ 3,218,468	$ 3,199,457
Return on avg. assets (GAAP)	1.15%	1.19%	1.21%	0.94%	0.21%
Core return on avg. assets (Non-GAAP) (2)	1.13%	1.15%	1.16%	1.15%	1.02%
Return on avg. tangible assets (Non-GAAP) (3)	1.22%	1.26%	1.29%	1.01%	0.24%
Core return on avg. tangible assets (Non-GAAP) (4)	1.17%	1.20%	1.22%	1.20%	1.07%
Return on Equity Measures					
Core earnings available to common stockholders	$ 10,558	$ 10,153	$ 9,907	$ 9,714	$ 8,609
Average common equity	$ 460,432	$ 452,754	$ 442,970	$ 437,136	$ 432,331
Less: average intangible assets	(150,178)	(150,407)	(150,650)	(150,934)	(151,142)
Average tangible common equity	$ 310,254	$ 302,347	$ 292,320	$ 286,202	$ 281,189
Return on avg. common equity (GAAP)	9.32%	9.30%	9.48%	7.26%	1.59%
Core return on avg. common equity (non-GAAP) (5)	9.10%	9.00%	9.07%	8.82%	7.90%
Return on avg. tangible common equity (non-GAAP) (6)	13.99%	14.11%	14.56%	11.28%	2.66%
Core return on avg. tangible common equity (non-GAAP) (7)	13.50%	13.47%	13.75%	13.47%	12.15%

Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

(dollars in thousands, except share data)	Three Months Ended Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014
Efficiency Measures					
Total noninterest expenses	$ 13,301	$ 14,974	$ 12,631	$ 15,164	$ 25,400
Partial settlements of pension obligation	(168)	(243)	(559)	-	-
Merger-related expenses	-	-	-	(1,816)	(8,784)
Loss on debt extinguishment	-	(2,397)	-	-	(4,550)
Charge due to wire fraud	-	-	-	(2,374)	-
Amortization of intangible assets and fair value marks	(217)	(241)	(241)	(218)	(224)
Operating non-interest expense	$ 12,916	$ 12,093	$ 11,831	$ 10,756	$ 11,842
Net interest income (FTE)	30,382	29,316	28,906	29,135	28,146
Impact of purchase accounting fair value marks	(1,314)	(1,487)	(1,776)	(2,464)	(2,868)
Noninterest income	3,819	3,436	1,555	2,076	1,173
Less: insurance recovery	-	(2,224)	-	-	-
Less: net gains on sales of securities	(2,067)	(221)	(506)	(718)	(111)
Operating revenue	$ 30,820	$ 28,820	$ 28,179	$ 28,029	$ 26,340
Operating Efficiency Ratio (non-GAAP) (8)	41.9%	42.0%	42.0%	38.4%	45.0%
Net Interest Margin					
Average interest earning assets	$ 3,441,151	$ 3,266,382	$ 3,182,894	$ 3,082,934	$ 3,050,564
Net interest income (FTE)	$ 30,382	$ 29,316	$ 28,906	$ 29,135	$ 28,146
Impact of purchase accounting fair value marks	(1,314)	(1,487)	(1,776)	(2,464)	(2,868)
Adjusted net interest income	$ 29,068	$ 27,829	$ 27,130	$ 26,671	$ 25,278
Net interest margin (GAAP)	3.50%	3.60%	3.68%	3.75%	3.66%
Adjusted net interest margin (non-GAAP) (9)	3.35%	3.42%	3.46%	3.43%	3.29%

Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

(dollars in thousands, except share data)	As of Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014
Capital Ratios and Book Value per Share					
Common equity	$ 459,896	$ 452,732	$ 444,944	$ 434,969	$ 429,650
Less: intangible assets	(150,034)	(150,252)	(150,493)	(150,734)	(150,979)
Tangible common equity	$ 309,862	$ 302,480	$ 294,451	$ 284,235	$ 278,671
Total assets	$ 3,838,253	$ 3,660,057	$ 3,505,891	$ 3,448,572	$ 3,356,257
Less: intangible assets	(150,034)	(150,252)	(150,493)	(150,734)	(150,979)
Tangible assets	$ 3,688,219	$ 3,509,805	$ 3,355,398	$ 3,297,838	$ 3,205,278
Common shares outstanding	30,197,789	30,196,731	29,864,602	29,694,906	29,644,037
Common equity ratio (GAAP)	11.98%	12.37%	12.69%	12.61%	12.80%
Tangible common equity ratio (non-GAAP) (10)	8.40%	8.62%	8.78%	8.62%	8.69%
Regulatory capital ratios (Bancorp):					
Leverage ratio	9.26%	9.49%	9.45%	9.37%	9.23%
Common equity Tier 1 risk-based ratio	9.33%	9.63%	9.75%	n/a	n/a
Risk-based Tier 1 capital ratio	9.82%	10.14%	10.29%	10.44%	10.63%
Risk-based total capital ratio	11.94%	12.26%	10.82%	10.94%	11.07%
Regulatory capital ratios (Bank):					
Leverage ratio	10.22%	10.48%	9.41%	9.33%	9.16%
Common equity Tier 1 risk-based ratio	10.83%	11.19%	10.24%	n/a	n/a
Risk-based Tier 1 capital ratio	10.83%	11.19%	10.24%	10.40%	10.59%
Risk-based total capital ratio	11.47%	11.74%	10.77%	10.90%	11.04%
Book value per share (GAAP)	$ 15.23	$ 14.99	$ 14.90	$ 14.65	$ 14.49
Tangible book value per share (non-GAAP) (11)	10.26	10.02	9.86	9.57	9.40

Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

(dollars in thousands, except share data)	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014
	As of				
Asset Quality					
Nonaccrual loans	$ 12,888	$ 12,145	$ 14,585	$ 11,610	$ 6,083
Other real estate owned	3,244	1,564	870	1,108	1,442
Total nonperforming assets	$ 16,132	$ 13,709	$ 15,455	$ 12,718	$ 7,525
Loans past due 90 days and still accruing	268	-	638	1,211	-
Nonaccrual loans as a % of loans receivable	0.44%	0.44%	0.55%	0.46%	0.25%
Nonperforming assets as a % of total assets	0.42%	0.37%	0.44%	0.37%	0.22%
Allowance for loan losses as a % of nonaccrual loans	167.1%	143.9%	109.2%	122.0%	199.2%
Annualized net charge-offs as a % of average loans	0.02%	- %	0.01%	0.07%	0.03%
Total loans receivable	$ 2,953,381	$ 2,765,288	$ 2,640,739	$ 2,538,641	$ 2,426,765
Less: acquired loans	(896,227)	(1,060,632)	(1,110,859)	(1,190,085)	(1,286,482)
Loans receivable, excluding acquired loans	$ 2,057,154	$ 1,704,656	$ 1,529,880	$ 1,348,556	$ 1,140,283
Allowance for loan losses	$ 21,533	$ 17,480	$ 15,933	$ 14,160	$ 12,118
Accretable credit risk discount on acquired loans	13,893	14,331	15,800	17,017	18,835
Total allowance for loan losses and accretable credit risk discount on acquired loans	$ 35,426	$ 31,811	$ 31,733	$ 31,177	$ 30,953
Allowance for loan losses as a % of loans receivable	0.73%	0.63%	0.60%	0.56%	0.50%
Allowance for loan losses as a % of loans receivable, excluding acquired loans	1.05%	1.03%	1.04%	1.05%	1.06%
Allowance for loan losses and accretable credit risk discount on loans as a % of loans receivable	1.20%	1.15%	1.20%	1.23%	1.28%

Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

(1) Represents core earnings available to common stockholders divided by weighted average diluted shares outstanding.

(2) Core net income divided by average assets.

(3) Net income excluding amortization of intangible assets divided by average tangible assets.

(4) Core net income divided by average tangible assets.

(5) Core earnings available to common stockholders divided by average common equity.

(6) Earnings available to common stockholders excluding amortization of intangibles divided by average tangible common equity.

(7) Core earnings available to common stockholders divided by average tangible common equity.

(8) Operating noninterest expense divided by operating revenue.

(9) Adjusted net interest income divided by average interest earning assets.

(10) Tangible common equity divided by tangible assets.

(11) Tangible common equity divided by common shares outstanding at period-end.